UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


          Date of Report (Date of earliest reported): November 13, 2002



                         WPCS INTERNATIONAL INCORPORATED
               (Exact name of registrant as specified in charter)



        Delaware                         0-26277               98-0204758
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)



          140 South Village Avenue, Suite 20, Exton, Pennsylvania 19341
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (610) 903-0400

ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS

Acquisition of Invisinet, Inc.

On November 13, 2002 the Company entered into and completed an Agreement and Plan of Merger with Invisinet Acquisitions Inc., a Delaware corporation wholly owned by the Company (the "Subsidiary"), Invisinet, Inc. a Delaware corporation ("Invisinet"), J. Johnson LLC, a Delaware corporation ("Johnson") and E. J. von Schaumburg ("von Schaumburg"). Pursuant to the terms of the Agreement and Plan of Merger the Company acquired (the "Acquisition") all of the issued and outstanding shares of capital stock of Invisinet from Johnson and von Schaumburg in exchange for an aggregate of 1,000,000 newly issued shares of the Company's common stock (the "Shares"). As part of the Acquisition, the Company's Board of Directors appointed Norm Dumbroff, the principal of Johnson, as a member of the Company's Board of Directors and appointed von Schaumburg as the Company's Executive Vice-President of Strategic Development.

Invisinet is in the business of providing fixed wireless solutions and services for internal and external fixed wireless connectivity. Invisinet commenced business in July, 2000 and has offices in Morristown, New Jersey and West Chicago, Illinois. Invisinet's customer base includes such companies as EPS, Tyco, Associated Press International, USX, FEMA and Fidelity Investments. Invisinet offers to its customers wireless products and services focused on wireless network implementation. Invisinet also provides strategic network planning and consulting services, assisting customers in developing wireless strategies.

The 1,000,000 shares of common stock issued in the merger were not registered under the Securities Act of 1933, as amended (the "Act") and were issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the Shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

As part of the Acquisition, the Company caused the Subsidiary and Invisinet to be merged pursuant to a Certificate of Merger filed with the Delaware Secretary of State on November 13, 2002. Invisinet survived the merger and the Company intends to continue to hold the surviving company as a wholly owned subsidiary and to continue its operations. The Company believes that the merger will qualify as a tax-free reorganization of Invisinet pursuant to section 351 and 368(a)(1)(B) of the Internal Revenue Code of 1996, as amended.

The amount of consideration paid to Johnson and von Schaumburg for Invisinet was determined through arm's-length negotiations between these parties and the Company. Other than as disclosed herein there are no material relationships between Johnson, von Schaumburg and the Company or any of its affiliates, any directors or officers of the Company, or any associate of such directors or officers.

Following the closing of the merger, the Company had 10,025,632 shares of its common stock issued and outstanding.

Appointment of New Director and Officer

The Agreement and Plan of Merger required that the Company appoint Norm Dumbroff as a director of the Company and von Schaumburg as Executive Vice-President of Strategic Development of the Company.

Mr. Dumbroff has been the President and Chief Executive Officer of WAV, Inc. (formerly POS Information Systems) since 1990. Prior to this he was an engineer with Hughes Aircraft. Mr. Dumbroff holds a Bachelor of Science in Computer Science from Albright College in Reading, Pennsylvania.

Mr. von Schaumburg has served as President and Chief Executive Office of Invisinet since July, 2000. From 1988 to 2000 Mr. von Schaumburg was employed by AT&T and Lucent Technologies. Mr. von Schaumburg holds a Bachelor in Science in Finance from Saint Bonaventure University in Saint Bonaventure, New York and a Masters of Business Administration from Fairleigh Dickinson University in Madison, New Jersey.

Assignment of Account Receivable

As part of the Acquisition, WAV, Inc., a company controlled by Norm Dumbroff, issued to Invisinet a promissory note in the amount of $172,514.04 in exchange for the assignment by Invisinet to WAV, Inc. of an account receivable in the amount of $154,514.06 and certain other consideration.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Financial Statements of businesses acquired.

         1.       Audited   Financial  Statements  of  Invisinet  for the period
                  from inception to December 31, 2000 and for the year ended December 31, 2001 (previously filed).

         2. Unaudited Financial Statements of Invisinet for the nine month period ended September 30, 2002 (previously filed).

(b)      Proforma Financial Information

         Proforma Financial Information. Filed herwith.

(c) Exhibits.

         3. Agreement and Plan of Merger by and among WPCS International Incorporated, Invisinet Acquisitions Inc., Invisinet, Inc., J. Johnson LLC and E. J. von Schaumburg made as of the 13th day of November, 2002 (previously filed).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WPCS International Incorporated




Date:  January 17, 2003                            /s/ ANDREW HIDALGO
       --------------------                        ---------------------------
                                                       Andrew Hidalgo, President

                         WPCS INTERNATIONAL INCORPORATED







                    INDEX TO UNAUDITED CONDENSED CONSOLIDATED
                         PRO FORMA FINANCIAL INFORMATION





INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION                                 1

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET-
 "WPCS" AT OCTOBER 31, 2002 AND "INVISINET" AT SEPTEMBER 30, 2002               2-3

PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF
    OPERATIONS -"WPCS" FOR SIX MONTHS ENDED OCTOBER 31,2002
    AND "INVISINET" FOR SIX MONTHS ENDED SEPTEMBER 30, 2002                     4

NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
    FINANCIAL STATEMENTS (UNAUDITED)                                            5-6


                         WPCS INTERNATIONAL INCORPORATED

                 INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION

          On November 13, 2002, Invisinet Acquisition Corp, ("Acquisition Corp") a newly formed, wholly owned subsidiary of WPCS International Incorporated ("WPCS") acquired all of the assets and assumed all of the liabilities of Invisinet Inc. ("Invisinet"). Subsequently on that date, Acquisition Corp was merged with and into Invisinet, with Invisinet being the surviving corporation. Invisinet then became a wholly owned subsidiary of WPCS.

          The aggregate consideration paid by WPCS for the entire equity interest in Invisinet was approximately $1,750,000 subject to further adjustment. As a result of and at the effective time of the merger, all of the issued and outstanding shares of common stock of Invisinet were exchanged for aggregate merger consideration consisting of 1,000,000 shares of common stock of WPCS with a value of approximately $1,750,000.

          The unaudited pro forma condensed consolidated balance sheet of the Company gives effect to the merger as if it had occurred on October 31, 2002 and the unaudited pro forma condensed consolidated statement of operations of the Company gives effect to the merger as if it had occurred on May 1, 2001.

          The acquisition of Invisinet was accounted for under the purchase method of accounting in accordance with the Statement of Financial Accounting Standards No. 141, Business Combinations ("SFAS 141"). Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is created to the extent that the merger consideration, including certain acquisition and closing costs, exceeds the fair value of the net identifiable assets acquired at the date of the merger. Based on the preliminary information currently available, the acquisition resulted in approximately $1,637,000 of goodwill.

          This unaudited pro forma condensed consolidated financial information is based on the estimates and assumptions set forth herein and in the notes thereto, and has been prepared utilizing (a) the interim unaudited financial statements of WPCS included in Form 10-QSB for the six months ended October 31, 2002; and (b) the interim unaudited pro forma financial statements of Invisinet for the six months period April 1, 2002 to September 30, 2002.

          The following unaudited pro forma financial information is presented for informational purposes only and is not necessarily indicative of (i) the results of operations of the Company that actually would have occurred had the "Agreement and Plan of Merger" been consummated on the dates indicated or (ii) the results of operations of the Company that may occur or be attained in the future. The following information is qualified in its entirety by reference to and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations", WPCS's audited consolidated financial statements, including the notes thereto contained in its Annual Report on Form 10-KSB for the year ended April 30, 2002 incorporated herein by reference, Invisinet's' audited financial statements, including the notes thereto, for the years ended December 31, 2001 and 2000 and other historical financial information appearing elsewhere herein.

                     WPCS INTERNATIONAL INC AND SUBSIDIARIES

            CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET


                                                      OCTOBER 31,         SEPTEMBER 30,                     PRO FORMA
                                                         2002                  2002
                                                         WPCS               INVISINET            ADJUSTMENTS         CONSOLIDATED
                                                 -----------------------------------------------------------------------------------



                                     ASSETS

Current Assets


Cash                                                         $  78,607            $   34,401                    -        $   113,008

Accounts receivable, net                                       130,966               159,438                    -            290,404

Due from related party                                               -               164,514                    -            164,514

Inventories                                                      5,644                13,286                    -             18,930

Prepaid expense and other current assets                         2,559                 2,372                    -              4,931
                                                 -----------------------------------------------------------------------------------


Total current assets                                           217,776               374,011                    -            591,787
                                                 -----------------------------------------------------------------------------------


Property and Equipment, net                                     25,186                 5,003                                  30,189

Cost in excess of net assets acquired                                                       (b)         1,637,056          1,637,056

                                                                     -                                          -                  -

Other Assets                                                     2,242                   350                    -              2,592
                                                 -----------------------------------------------------------------------------------


                                                            $  245,204           $   379,364        $   1,637,056       $  2,261,624
                                                 ===================================================================================


                     WPCS INTERNATIONAL INC AND SUBSIDIARIES

            CONDENSED CONSOLIDATED PRO FORMA UNAUDITED BALANCE SHEET

                                                       OCTOBER 31,      SEPTEMBER 30,
                                                           2002                  2002                        PRO FORMA
                                                           WPCS               INVISINET           ADJUSTMENTS         CONSOLIDATED
                                                  ----------------------------------------------------------------------------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities


Accounts payable                                     $  72,399          $   222,120(b)               25,000            $   319,519

Accounts payable - Related party                             -               14,372                       -                 14,372

Accrued expenses                                             -                4,928                       -                  4,928

Current maturities of capital lease obligation           2,183                    -                       -                  2,183

Notes payable - Related party                                -              600,000(a)             (600,000)                     -
                                                  ----------------------------------------------------------------------------------


Total current liabilities                               74,582              841,420                (575,000)               341,002
                                                  ----------------------------------------------------------------------------------

Noncurrent Liabilities


Capital lease obligation - noncurrent                    5,783                    -                       -                   5,783

Deferred taxes                                           4,150                    -                                           4,150
                                                  ----------------------------------------------------------------------------------


Total noncurrent liabilities                             9,933                    -                       -                   9,933
                                                  ----------------------------------------------------------------------------------


Total liabilities                                       84,515              841,420                       -                 350,935
                                                  ----------------------------------------------------------------------------------

Stockholders' equity
Preferred Stock:
  Series B Convertible Preferred Stock,
  1,000 shares designated, 519 shares
  issued and outstanding at October
  31,2002 liquidation preference of $519,000


Common stock                                               903                1,000(d)                  100                   1,003
                                                                                              (c)    (1,000)

Additional paid-in capital                             615,283               62,472(a)               600,000              2,365,183
                                                                                   (b)             1,612,956
                                                                                   (c)              (525,528)

Accumulated deficit                                   (455,497)            (525,528)(c)              525,528               (455,497)
                                                  ----------------------------------------------------------------------------------


Total stockholders equity                              160,689              (462,056)              2,212,056              1,910,689
                                                  ----------------------------------------------------------------------------------


                                                    $  245,204           $   379,364             $ 1,637,056          $   2,261,624
                                                  ==================================================================================

                     WPCS INTERNATIONAL INC AND SUBSIDIARIES
       CONDENSED CONSOLIDATED PRO FORMA UNAUDITED STATEMENT OF OPERATIONS


                                                      FOR THE SIX           FOR THE SIX
                                                      MONTHS ENDED          MONTHS ENDED
                                                       OCTOBER 31,         SEPTEMBER 30,                      PRO FORMA
                                                          2002                  2002
                                                          WPCS               INVISINET           ADJUSTMENTS          CONSOLIDATED
                                                  --------------------- --------------------- ------------------- ------------------

Net sales                                                  $   606,482           $   656,295          -                $  1,262,777


Cost of sales                                                  474,096               521,630          -                     995,726
                                                  --------------------- --------------------- ------------------- ------------------


Gross profit                                                   132,386               134,665          -                     267,051
                                                  --------------------- --------------------- ------------------- ------------------

Operating expenses


Selling expenses                                                 7,018                     -          -                       7,018

General and administrative                                     389,729               172,516          -                     562,245

Provision for doubtful    accounts                              26,285                 6,000          -                      32,285

Depreciation and amortization                                    3,085                 3,366          -                       6,451
                                                  --------------------- --------------------- ------------------- ------------------


Total operating expenses                                       426,118               181,882          -                     608,000
                                                  --------------------- --------------------- ------------------- ------------------


Loss from operations                                         (293,732)              (47,217)          -                    (340,949)

Other expense


Interest expense                                                     -                 (297)          -                        (297)
                                                  --------------------- --------------------- ------------------- ------------------


Total other expense                                                  -                 (297)          -                        (297)
                                                  --------------------- --------------------- ------------------- ------------------


Net loss                                                     (293,732)              (47,514)          -                    (341,246)

Imputed dividends accreted on convertible
Series B

  Preferred stock                                            (173,000)                     -          -                    (173,000)
                                                  --------------------- --------------------- ------------------- ------------------

Net loss attributable to
common stockholders                                       $  (466,732)         $    (47,514)  $             -         $    (514,246)
                                                  ===================== ===================== =================== ==================


Basic and diluted loss per share of common
stock                                                                                                                 $       (0.05)
                                                                                                                   -----------------

Common shares used in the calculation of loss
per
share                                                                                                                    10,025,632
                                                                                                                   -----------------

                         WPCS INTERNATIONAL INCORPORATED

               NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 1. WPCS International Incorporated ("WPCS") is a publicly held corporation whose newly formed subsidiary, on November 13, 2002, merged with Invisinet, Inc. ("Invisinet"). For accounting purposes, this transaction has been treated as an acquisition with the net assets of Invisinet being stated at fair value in accordance with the purchase method of accounting.

NOTE 2. The unaudited pro forma consolidated balance sheet at October 31, 2002 presented herein has been prepared as if the merger had been consummated on October 31, 2002.

              The unaudited pro forma condensed consolidated statement of operations for the six months ended October 31, 2002 presented herein has been prepared as if the merger described above had been consummated as of May 1, 2002. WPCS began its operations in December 2001; therefore no pro forma financial information is presented for any prior years.

              Pro forma adjustments have been made for the following:

              (a) To record the conversion of Notes Payable- Related party of
                  $600,000 by Invisinet into additional paid-in capital

              (b) To reflect the excess of acquisition cost over the estimated fair value of the net assets acquired (goodwill). The allocation of the purchase price is based on financial information of Invisinet as of September 30, 2002. There might be further adjustments to the purchase price allocation upon finalization of financial information as of the date of the merger. However, we do not believe that the final purchase price allocation will have a material impact on our pro forma results of operations or financial position. The purchase price and purchase price allocation are summarized as follows:

                  Purchase price paid as:
                      Common stock issued                      $       1,750,000
                                                                ----------------
                      Transaction costs                                   25,000

                        Total purchase price consideration             1,775,000
                   Allocated to:
                      Historical net book value of Invisinet
                      at September 30, 2002                    $         137,944
                                                                ----------------
                   Cost in excess of net assets acquired       $       1,637,056
                                                                ================


              (c) To reflect the elimination of the shareholders' equity accounts of Invisinet of ($525,528) and the issuance of WPCS common stock. To effect the merger, WPCS issued 1,000,000 shares of WPCS common stock with a value of approximately $1,750,000, based upon the average closing price of $1.75 per share a few days before and after the date of merger.

              (d) To reflect the issuance of 1,000,000 shares of WPCS common stock to effect the merger as if these shares were outstanding at the beginning of the periods presented.

                         WPCS INTERNATIONAL INCORPORATED

               NOTES TO PRO FORMA UNAUDITED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

NOTE 3. The statement of operations of WPCS was derived from its interim unaudited financial statements on Form 10Q-SB for the six months ended October 31, 2002.

              The statement of operations of Invisinet was derived from its interim unaudited financial statements for the nine months ended September 30, 2002, less unaudited financial statements for the three months ended March 31, 2002.